Exhibit 10.40

FOURTH AMENDMENT TO THE
ASSET PURCHASE AGREEMENT
BY AND AMONG
VILLA HOMES WEST, INC., D/B/A WOODSIDEMANAGEMENT GROUP,
RIDGEWOOD MANOR, LLC,
PARKVIEW REAL ESTATE, LTD.,
WOODS1DE PROPERTIES I, LTD.,
WOODSIDE PROPERTIES II, LTD.,
WOODSIDE REAL ESTATE I, LTD.,
WOODSIDE REAL ESTATE II, LTD.
(COLLECTIVELY AS “SELLER”)
AND
OP MAUMEE, INC.,
RE MAUMEE, INC.,
OP CAREY, INC.,
RE CAREY, INC.,
OP1 FREMONT, INC.,
RE1 FREMONT, INC.,
OP2 FREMONT, INC.,
RE2 FREMONT, INC.,
OP KENTON, INC.
(COLLECTIVELY AS “BUYER”)
Dated as of December 31, 2002

FOURTH AMENDMENT TO THE
ASSET PURCHASE AGREEMENT
THIS FOURTH AMENDMENT TO THE ASSET PURCHASE AGREEMENT (“FOURTH Amendment”) is made and entered into as of December 31, 2002, by and among VILLA HOMES WEST, INC., D/B/A WOODSIDE MANAGEMENT GROUP, RIDGEWOOD MANOR, LLC, PARKVIEW REAL ESTATE, LTD., WOODSIDE PROPERTIES I, LTD., WOODSIDE PROPERTIES II, LTD., WOODSIDE REAL ESTATE I, LTD., AND WOODSIDE REAL ESTATE II, LTD., (collectively as “Seller”) and OP MAUMEE, INC., RE MAUMEE, INC., OP CAREY, INC., RE CAREY, INC., OP1 FREMONT, INC., RE1 FREMONT, INC., OP2 FREMONT, INC., RE2 FREMONT, INC., OP KENTON, INC. (collectively as “Buyer”).
WITNESSETH:
     WHEREAS, Seller and Buyer entered into a certain Asset Purchase Agreement as of August 30, 2002, whereby Buyer agreed to purchase from Seller certain nursing homes owned by Seller and located throughout Ohio, as specifically set forth in said Asset Purchase Agreement (the “Agreement”);
     WHEREAS, a set of facts had arisen that caused the parties to supplement and amend certain terms of the Agreement, as set forth in the First Amendment as of September 30, 2002 (the “First Amendment”), again on October 18, 2002 (the “Second Amendment”), and again on December 18, 2002 (the “Third Amendment”);
     WHEREAS, an additional set of facts has arisen that has caused the parties to desire to supplement and amend certain terms of the Agreement, as set forth in this Fourth Amendment.
     NOW, THEREFORE, for and in consideration of the premises, and the agreements, covenants, representations and warranties hereinafter set forth, and other good and valuable consideration, the receipt and adequacy of all of which are forever acknowledged and confessed, the parties hereto, intending to be legally bound hereby, agree as follows:
     1. Article 3, Closing, is hereby amended at Section 3.1 to provide that Closing shall occur “on or before January 31, 2003, or as soon thereafter as practicable once all conditions set forth in Articles 8 and 9 of the Agreement have been met, or at such later or earlier date and/or such other location as the parties hereby may mutually agree in writing or as otherwise provided in this Agreement (the “Closing Date”). In the event that the Closing Date is to occur after February 28, 2003, the consent of the parties shall be necessary for additional extensions, which consent shall not be unreasonably withheld. The Closing shall be effective as of 12:01 a.m. then prevailing eastern time on the day following the Closing Date (the “Effective Time”).”
     2. Article 11, at Section 11.1, shall be amended at subsection (vi), by substituting the date “January 31, 2003, as qualified in Section 3.1 of the Fourth Amendment”, instead of December 31, 2002.

     3. In all other respects, the parties hereby ratify and confirm the remaining terms of the Agreement.
     IN WITNESS WHEREOF, the parties hereto have caused this FOURTH Amendment to be executed in multiple originals by their duly authorized officers, all as of the date and year FOURTH above written. This FOURTH Amendment may be executed and delivered in multiple counterparts and each such counterpart shall be deemed an original, but all such counterparts shall together constitute one and the same FOURTH Amendment.

BUYER:	OP MAUMEE, INC.
	By:	/s/ Lawrence R. Deering
	Name:	Lawrence R. Deering
	Title:	Chairman and Chief Executive Officer

RE MAUMEE, INC.
By:	/s/ Lawrence R. Deering
Name:	Lawrence R. Deering
Title:	Chairman and Chief Executive Officer

OP CAREY, INC.
By:	/s/ Lawrence R. Deering
Name:	Lawrence R. Deering
Title:	Chairman and Chief Executive Officer

RE CAREY, INC.
By:	/s/ Lawrence R. Deering
Name:	Lawrence R. Deering
Title:	Chairman and Chief Executive Officer

SELLER:	VILLA HOMES WEST, INC., D/B/A WOODSIDEMANAGEMENT GROUP
	By:	/s/ Patrick Kriner
	Name:	Patrick Kriner
	Title:	President

RIDGEWOOD MANOR, LLC
By:	/s/ Patrick Kriner
Name:	Patrick Kriner
Title:	Member

PARKVIEW REAL ESTATE, LTD.
By:	/s/ Patrick Kriner
Name:	Patrick Kriner
Title:	Member

WOODSIDE PROPERTIES I, LTD.
By:	/s/ Patrick Kriner
Name:	Patrick Kriner
Title:	Member

WOODSIDE PROPERTIES II, LTD.
By:	/s/ Patrick Kriner
Name:	Patrick Kriner
Title:	Member

WOODSIDE REAL ESTATE I, LTD.
By:	/s/ Patrick T. Kriner
Name:	Patrick T. Kriner
Title:	Member

WOODSIDE REAL ESTATE II, LTD.
By:	/s/ Patrick T. Kriner
Name:	Patrick T. Kriner
Title:	Member